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EXHIBIT 21



                         SUBSIDIARIES OF THE REGISTRANT


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
                                                                                                            Percentage of
Parent (at December 31, 2002)                                  Subsidiary                                     Ownership
-----------------------------                                  ----------                                     ---------
Bay View Capital Corporation                     Bay View Bank, N.A.                                             100%
Bay View Capital Corporation                     Bay View Securitization Corporation                             100%
Bay View Capital Corporation                     Bay View Capital I                                              100%
Bay View Capital Corporation                     FMAC Insurance Services (1)                                     100%
Bay View Capital Corporation                     FMAC 2000-A Holding Company (1)                                 100%
Bay View Capital Corporation                     FMAC Franchise Receivables Corporation                          100%
Bay View Bank, N.A.                              Bay View Acceptance Corporation                                 100%
Bay View Bank, N.A.                              Bay View Commercial Finance Group                               100%
Bay View Bank, N.A.                              XBVBKRS, Inc.  (1)                                              100%
Bay View Bank, N.A.                              MoneyCare, Inc.                                                 100%
Bay View Bank, N.A.                              Bay View Auxiliary Corporation                                  100%
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(1)  Inactive subsidiaries.



The financial statements of the Registrant are consolidated with those of its subsidiaries.